Supplemental Financial Statement Information	9 Months Ended
Sep. 30, 2012
Supplemental Financial Statement Information
3.	SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION

Inventories and Replacement Parts and Other Supplies — Inventory values include all costs directly associated with manufacturing products: materials, labor, and manufacturing overhead. These values are presented at the lower of cost or market. Costs of raw materials, work-in-progress, and finished goods are determined using the first-in, first-out method. Replacement parts and other supplies are stated using the average cost method and are reflected in Inventories and Intangibles and other assets on the accompanying condensed consolidated balance sheets (see also Note 4).

Inventories by major category include the following:

(Dollars in thousands)	September 30, 2012	December 31, 2011
Raw materials	$29,808	$27,953
Woodyard logs	7,166	5,931
Work-in-process	12,725	19,120
Finished goods	64,502	87,585
Replacement parts and other supplies	26,784	26,287

Inventories	$140,985	$166,876

During the nine months ended September 30, 2012, raw materials inventories with a carrying value of $3.7 million, work-in-process inventories with a carrying value of $1.2 million, and finished goods inventories with a carrying value of $3.3 million were reduced to their fair value of $0, due to fire loss.

In the third quarter of 2012, we completed a comprehensive assessment of the damage resulting from the fire and explosion at our paper mill in Sartell, Minnesota, and announced the decision to permanently close the mill. As a result of the closure, we recorded an inventory impairment charge of $5.6 million, which is included in Restructuring and other charges on our accompanying condensed consolidated statements of operations (see also Note 10).

Asset Retirement Obligations — In accordance with ASC Topic 410, Asset Retirement and Environmental Obligations, a liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists. The liability is accreted over time, and the asset is depreciated over its useful life. Our asset retirement obligations under this standard relate to closure and post-closure costs for landfills. Revisions to the liability could occur due to changes in the estimated costs or timing of closure or possible new federal or state regulations affecting the closure.

On September 30, 2012, we had $0.8 million of restricted cash included in Intangibles and other assets in the accompanying condensed consolidated balance sheet related to an asset retirement obligation in the state of Michigan. This cash deposit is required by the state and may only be used for the future closure of a landfill.

The following table presents an analysis related to our asset retirement obligations included in Other liabilities in the accompanying condensed consolidated balance sheets:

	Nine Months Ended September 30,
(Dollars in thousands)	2012	2011
Asset retirement obligations, January 1	$11,233	$13,660
Accretion expense	614	607
Settlement of existing liabilities	(383)	(1,120)
Adjustment to existing liabilities	419	(1,619)

Asset retirement obligations, September 30	$11,883	$11,528

In addition to the above obligations, we may be required to remove certain materials from our facilities or to remediate them in accordance with current regulations that govern the handling of certain hazardous or potentially hazardous materials. At this time, any such obligations have an indeterminate settlement date, and we believe that adequate information does not exist to reasonably estimate any such potential obligations. Accordingly, we will record a liability for such remediation when sufficient information becomes available to estimate the obligation.

Property, Plant, and Equipment — Property, plant, and equipment is stated at cost, net of accumulated depreciation. Interest is capitalized on projects meeting certain criteria and is included in the cost of the assets. The capitalized interest is depreciated over the same useful lives as the related assets. Expenditures for major repairs and improvements are capitalized, whereas normal repairs and maintenance are expensed as incurred. For the three-month and nine-month periods ended September 30, 2012, interest costs of $1.4 million and $3.2 million, respectively, were capitalized. For the three-month and nine-month periods ended September 30, 2011, interest costs of $1.5 million and $2.9 million, respectively, were capitalized.

Depreciation is computed using the straight-line method over the assets’ estimated useful lives. Depreciation expense was $28.1 million and $90.6 million for the three-month and nine-month periods ended September 30, 2012, respectively, compared to $30.6 million and $92.7 million for the three-month and nine-month periods ended September 30, 2011, respectively.

During the nine months ended September 30, 2012, fixed assets with a carrying value of $6.4 million were reduced to a fair value of $0, due to fire loss.

As of September 30, 2012, we have received $40 million in advances from our insurance provider related to the charges incurred as a result of the fire. As of September 30, 2012, the net of cash advances received and deferred expenses incurred of $11.3 million is included in Accrued liabilities on our accompanying condensed consolidated balance sheet. Subsequent to September 30, we reached a settlement agreement with our insurance provider for property and business losses resulting from the fire and received additional proceeds of $44 million in the fourth quarter of 2012.

In the third quarter of 2012, we completed a comprehensive assessment of the damage resulting from the fire and explosion at our paper mill in Sartell, Minnesota, and announced the decision to permanently close the mill. As a result of the closure, we recorded a fixed asset impairment charge of $66.8 million, which is included in Restructuring and other charges on our accompanying condensed consolidated statements of operations (see also Note 10).